                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                April 1, 2003
--------------------------------------------------------------------------------
                      (Date of earliest event reported)


                            Abington Bancorp, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Massachusetts                          0-16018                        04-3334127
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)            (IRS Employer
of incorporation)                                            Identification No.)



97 Libbey Parkway, Weymouth, Massachusetts                              02189
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                (781) 682-6400
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not applicable
--------------------------------------------------------------------------------
    (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.      OTHER EVENTS.

      On April 1, 2003, Abington Bancorp, Inc. (the "Company") issued a press release which announced the filing of Form 12b-25 with the Securities and Exchange Commission requesting an extension for filing its Form 10-K for the year ended December 31, 2002. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      A press release making this announcement is attached as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

      Exhibit 99.1  Press Release dated April 1, 2003.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ABINGTON BANCORP, INC.


Date:  April 1, 2003                By: /s/ Robert M. Lallo
                                        ---------------------------------
                                        Name:   Robert M. Lallo
                                        Title:  Treasurer and
                                                Chief Financial Officer